drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Annual Meeting of Stockholders May 30, 2006 Exhibit 99.1

© 2006 Endo Pharmaceuticals
What drives us…
Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations.  Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,”
“anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA.  Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products;
competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry;  the
Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products;
the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s filings with the Securities and Exchange Commission, including its
Registration Statement on Form S-3 filed with the SEC on March 21, 2006. Readers should evaluate any statement in light of these important factors.

© 2006 Endo Pharmaceuticals
What drives us…
Endo Profile
Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas
Well-developed commercial capability:
Portfolio of branded prescription products including Lidoderm
®
, Frova
®
and Percocet
®
Promising pipeline, with seven mid- to late-stage products
Action letters expected June 22, 2006 on oxymorphone ER and IR
Strong cash flow and no debt

For the Neuropathic
Pain of Postherpetic
Neuralgia (PHN)
Stick it to
localized
pain
Lidoderm
LIDOCAINE PATCH 5%

ENDO PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
Lidoderm ® Profile
Topical patch launched in 1999
Covered by five Orange Book-
listed patents through 2015
First FDA-approved drug for the
treatment of the pain of post-
herpetic neuralgia, a form of
neuropathic pain
Provides analgesia (without
anesthesia) directly to the affected
nerves

Frova.
frovatriptan succinate
2.5mg Tablets
Takes it away and keeps it away

ENDO
PHARMACEUTICALS

© 2006 Endo Pharmaceuticals
What drives us…
$83
$178
$309
$419
$540
$0
$100
$200
$300
$400
$500
$600
2002 2003 2004 2005 2006*
*Represents high end of company guidance
Lidoderm ® Net Sales
($ in millions)

© 2006 Endo Pharmaceuticals
What drives us…
Frova ® Profile
Triptan indicated for acute treatment of
migraine headaches in adults
Commercial strategy to implement
marketing, education and clinical plan to
differentiate Frova ® in the marketplace
Low recurrence rate
Long half-life
Target specialty physician audience
Focus on neurologists, pain
management specialists
Leverage existing coverage of high
prescribers
Create advocacy base among thought
leaders
Phase III development completed for
Menstrual Migraine prophylaxis indication
by partner Vernalis plc

© 2006 Endo Pharmaceuticals
What drives us…
Substantial Pipeline Opportunities
FDA-Approved
Synera™
(2)
Transdermal sufentanil patch
(3)
Topical ketoprofen patch
(3)
Rapinyl™
(3)
Selected Endo Development Projects
PDUFA date June 22, 2006 Oxymorphone ER
(1)
and IR
Status Filed
Partner development projects include Frova
®
(Menstrual Migraine)
(2)
,
LidoPAIN
®
BP
(2)
and CHRONOGESIC
TM (2)
(1)
Co-developed
(2)
Licensed marketing rights
(3)
Licensed marketing and development rights

© 2006 Endo Pharmaceuticals
What drives us…
Topical, local anesthetic patch indicated for use in
children and adults to numb the skin before various
medical procedures; e.g., blood draws or IV cannulation
Thin layer of local anesthetic formulation integrated with
an oxygen-activated heating element
Exclusive N. American rights licensed from ZARS Pharma
Market Need Addressed:
Hospitalized pediatric patients
Anticipated benefits include:
•
Fast onset of action
•
Ease of administration
Status:
FDA approval in June 2005
•
Safety and efficacy demonstrated in more than 660
pediatric (aged 3-17 years) and adult patients
undergoing superficial dermatological procedures
Anticipated launch in second half of 2006
Pediatric immunization studies planned
Description / Indication:
Synera™
Profile

© 2006 Endo Pharmaceuticals
What drives us…
Oral oxymorphone hydrochloride in extended (ER)
and immediate (IR) release formulations
Intended to treat moderate-to-severe pain
IR a complementary treatment to ER for
breakthrough pain
Market Need Addressed:
Will compete in the strong opioid market
We believe that oxymorphone ER will provide
equivalent analgesia with only half the milligram
dosage of OxyContin
Convenience of  twice-daily dosing
Status:
FDA “Approvable Letters”-received 10/03
Positive results in Phase III trials for ER and IR
conducted with FDA agreed-upon endpoints
•
PDUFA date June 22, 2006
Description / Indications:
Oxymorphone ER / IR Profile

© 2006 Endo Pharmaceuticals
What drives us…
Oxymorphone ER Development Program
FDA has accepted one clinical trial as pivotal proof of efficacy
Two additional clinical trials conducted to file at least one additional pivotal trial
12-week double-blinded, placebo-controlled trial in chronic low back pain patients
–
One trial (under SPA) in opioid-naïve patients
–
One trial in opioid-experienced patients
Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001)
Both trials met all of their secondary endpoints
Efficacy data from these additional trials presented at APS Annual
Meeting, May 3-6, in San Antonio, Texas

© 2006 Endo Pharmaceuticals
What drives us…
Oral, fast-dissolving sublingual fentanyl tablet
intended for breakthrough cancer pain
Exclusive North American marketing and
development rights licensed from Orexo AB
Market Need Addressed:
Will compete in the market for treatments of
breakthrough cancer pain
•
Expected to compete with Actiq and FEBT
Anticipated benefits include:
•
Fast onset of action
•
Enhanced absorption characteristics
•
Added convenience
Status:
Initiated Phase III clinical trials in Dec. 2005
Expect to file NDA in 2H 2007
Description / Indication:
Rapinyl
TM
Profile

© 2006 Endo Pharmaceuticals
What drives us…
u Topical patch intended for localized treatment of
acute pain associated with soft-tissue injuries:
•
Tendonitis
•
Joint Sprains and Strains
u
Licensed marketing and development rights from
ProEthic in March 2005
Market Need Addressed:
u Ketoprofen (NSAID) currently only available in the
U.S. in oral form
u Will compete in the ~$2.5 billion soft-tissue injury
market primarily consisting of NSAIDs and COX-IIs
u Anticipated benefits include:
•
Bypassing the bloodstream
•
Local / targeted pain control
•
Once-daily dosing
Status:
u Expect to enter Phase III trials in U.S. in 1H 2006
Description / Indications:
Topical Ketoprofen Patch Profile

© 2006 Endo Pharmaceuticals
What drives us…
Recent Accomplishments
Completed clinical development program and filed complete
responses to approvable letters on oxymorphone ER and IR
Initiated Phase III trials for Rapinyl™
Licensed Synera™, an FDA-approved topical local anesthetic patch from ZARS Pharma
Clinical development program for Frova
®
in MM prevention indication
completed by partner Vernalis

© 2006 Endo Pharmaceuticals
What drives us…
Key Milestones for 2006
File sNDA for Frova
®
in MM prophylaxis                         Coming weeks
Initiate Phase III trials for topical ketoprofen patch 1
st
Half
Launch oxymorphone ER and IR 2
nd
Half
Launch Synera™
2
nd
Half
Advance pipeline development Ongoing
Acquire / in-license opportunities in pain and
complementary areas such as neurology,
perioperative care and supportive care oncology Ongoing
Building a solid platform for sustainable growth:

drives us… What …is our passionate pursuit of improving patients’ lives. ENDO PHARMACEUTICALS Nasdaq: ENDP